OTHER (LOSSES)/GAINS INCLUDING FAIR VALUE CHANGES ON FINANCIAL INSTRUMENTS - NET (Tables)	12 Months Ended
Dec. 31, 2025
Other Lossesgains Including Fair Value Changes On Financial Instruments - Net
SCHEDULE OF OTHER (LOSSES)/GAINS - NET

	2023	2024	2025
	S$	S$	S$

Fair value losses on convertible loans	(98,754)	-	-
Foreign currency exchange (loss)/gain - net	(170,311)	159,253	(132,291)
Written off of intangible asset	-	-	(5,350)
Written off of property, plant and equipment	-	-	(3,158)
Gain on disposal of investment in an associate	-	-	294,236
Fair value on warrant liabilities at inception date (Note 14)	(112,214)	-	-
Fair value changes on warrant liabilities (Note 14)	(111,631)	138,292	(13,119)
Total	(492,910)	297,545	140,318